Vanguard Total International Bond Index Fund

Supplement to the Prospectus and Summary Prospectus Dated February 23, 2017

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard's Fixed Income Indexing Americas. He has co-managed the Fund since its inception in 2013.

Christpher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard's Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has co-managed the Fund since its inception in 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, and has managed investment portfolios, including the Fund, since 2017. Education: B.S., West Chester University; M.B.A., Drexel University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute.
© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1231 032017

Vanguard Charlotte Funds

Supplement to the Statement of Additional Information Dated February 23, 2017

Statement of Additional Information Text Changes

Important Changes to Vanguard Total International Bond Index Fund

Christopher E. Wrazen replaces Yan Pu as co-manager for Vanguard Total International Bond Index Fund. Joshua C. Barrickman remains as co-manager of the Fund. The Fund's investment objective, strategies, and policies remain unchanged.

In the Investment Advisory Services section, the following replaces the last paragraph under the heading "1. Other Accounts Managed" on page B-39:

Christopher E. Wrazen co-manages the Fund. As of October 31, 2016, Mr. Wrazen also managed 5 other registered investment companies with total assets of $72 billion (none of which had advisory fees based on account performance).

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1231A 032017